Federal Financial Institutions Examination Council

Board of Governors of the Federal Reserve System
OMB Number:  7100-0036
Federal Deposit Insurance Corporation
OMB Number:  3064-0052
Office of the Comptroller of the Currency
OMB Number:  1557-0081
Expires March 31, 2000
[LOGO]

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business December 31, 1997

971231
(RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks);
and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Richard G. Tilghman, Chairman and Chief Executive Officer
------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ RICHARD G. TILGHMAN
-------------------------------------
Signature of Officer Authorized to Sign Report

Date of Signature 1/23/98

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ J. Carter Fox
----------------------------------
Director (Trustee)

/s/ Frank E. McCarthy
----------------------------------
Director (Trustee)

/s/ Paul D. Miller
----------------------------------
Director (Trustee)

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in automated form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income this report date, for attach this signature page to the hard-copy record of the completed report that the bank places in its files.

FDIC Certificate Number

Crestar Bank
P.O. Box 26665
Richmond, VA  23261
0000047920 55124300000 12543

December 31, 1997

31

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543



Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-1

Consolidated Report of Income
for the period January 1, 1997 - December 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                  I480
                                                   Dollar Amounts in Thousands    RIAD   Bil  Mil Thou
1. Interest Income:
  a. Interest and fee income on loans:
    (1) In domestic offices:
      (a) Loans secured by real estate                                            4011         650,287       1.a.(1)(a)
      (b) Loans to depository institutions                                        4019             205       1.a.(1)(b)
      (c) Loans to finance agricultural production and other loans to farmers     4024             302       1.a.(1)(c)
      (d) Commercial and industrial loans                                         4012         181,013       1.a.(1)(d)
      (e) Acceptances of other banks                                              4026               0       1.a.(1)(e)
      (f) Loans to individuals for household, family, and other personal expenditures:
        (1) Credit cards and related plans                                        4054         194,918       1.a.(1)(f)(1)
        (2) Other                                                                 4055         240,932       1.a.(1)(f)(2)
      (g) Loans to foreign governments and official institutions                  4056               0       1.a.(1)(g)
      (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
        (1) Taxable obligations                                                   4503           1,360       1.a.(1)(h)(1)
        (2) Tax-exempt obligations                                                4504          13,337       1.a.(1)(h)(2)
      (i) All other loans in domestic offices                                     4058          13,828       1.a.(1)(i)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs             4059               0       1.a.(2)
  b. Income from lease financing receivables:
    (1) Taxable leases                                                            4505           2,327       1.b.(1)
    (2) Tax-exempt leases                                                         4307               0       1.b.(2)
  c. Interest income on balances due from depository institutions: (1)
    (1) In domestic offices                                                       4105               1       1.c.(1)
    (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs             4106             739       1.c.(2)
  d. Interest and dividend income on securities:
    (1) U.S. Treasury securities and U.S. Government agency obligations           4027         215,383       1.d.(1)
    (2) Securities issued by states and political subdivisions in the U.S.:
      (a) Taxable securities                                                      4506               0       1.d.(2)(a)
      (b) Tax-exempt securities                                                   4507           2,942       1.d.(2)(b)
    (3) Other domestic debt securities                                            3657          40,745       1.d.(3)
    (4) Foreign debt securities                                                   3658             163       1.d.(4)
    (5) Equity securities (including investments in mutual funds)                 3659           7,259       1.d.(5)
  e. Interest income from trading assets                                          4069               0       1.e.

__________
(1) Includes interest income on time certificates of deposit not held for trading.

                                       3


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-2

Schedule RI--Continued

                                                                                         Year-to-date
                                               Dollar Amounts in Thousands         RIAD  Bil Mil Thou
 1. Interest income (continued)
    f. Interest income on federal funds sold and securities purchased under
       agreements to resell                                                        4020         4,471     1.f.
    g. Total interest income (sum of items 1.a through 1.f)                        4107     1,570,212     1.g.
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts)                      4508         5,403     2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)                           4509       171,084     2.a.(1)(b)(1)
               (2) Other savings deposits                                          4511        37,997     2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more                               A517        63,378     2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000                             A518       200,157     2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and
           Agreement subsidiaries, and IBFs                                        4172           445     2.a.(2)
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase                                                    4180        93,796     2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money                                       4185        81,335     2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures                               4200        28,613    2.e.
    f. Total interest expense (sum of items 2.a through 2.e)                       4073       682,208    2.f.
 3.  Net interest income (item 1.g minus 2.f)                                                           RIAD 4074  888,004    3.
 4.  Provisions:
     a. Provision for loan and lease losses                                                             RIAD 4230  107,867    4.a.
     b. Provision for allocated transfer risk                                                           RIAD 4243        0    4.b.
 5.  Noninterest income:
     a. Income from fiduciary activities                                           4070        50,874   5.a.
     b. Service charges on deposit accounts in domestic offices                    4080       127,164   5.b.
     c. Trading revenue (must equal Schedule RI, sum of Memorandum
        items 8.a through 8.d)                                                     A220         1,513   5.c.
     d.-e. Not applicable
     f. Other noninterest income:
        (1) Other fee income                                                       5407       126,939   5.f.(1)
        (2) All other noninterest income*                                          5408        95,281   5.f.(2)
     g. Total noninterest income (sum of items 5.a through 5.f)                                         RIAD 4079  401,771    5.g
 6.  a. Realized gains (losses) on held-to-maturity securities                                          RIAD 3521        0    6.a
     b. Realized gains (losses) on available-for-sale securities                                        RIAD 3196    5,265    6.b.
 7.  Noninterest expense:
     a. Salaries and employee benefits                                             4135       371,232   7.a.
     b. Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage interest)           4217       103,144   7.b.
     c. Other noninterest expense*                                                 4092       242,338   7.c.
     d. Total noninterest expense (sum of items 7.a through 7.c)                                        RIAD 4093  716,714    7.d.
 8.  Income (loss) before income taxes and extraordinary items and other
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)                          RIAD 4301  470,459    8.
 9.  Applicable income taxes (on item 8)                                                                RIAD 4302  164,330    9.
10.  Income (loss) before extraordinary items and other adjustments (item 8
     minus 9)                                                                                           RIAD 4300  306,129   10.
11.  Extraordinary items and other adjustments, net of income taxes*                                    RIAD 4320        0   11.
12.  Net income (loss) (sum of items 10 and 11)                                                         RIAD 4340  306,129   12.



_________
*Describe on Schedule RI-E--Explanations.

                                       4


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-3

Schedule RI--Continued

                                                                                                          I481
                                                                                                  Year-to-date
                                                                                        RIAD      Bil Mil Thou
Memoranda
                                                    Dollar Amounts in Thousands
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax
    purposes                                                                            4513             5,149           M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic
    offices (included in Schedule RI, item 8)                                           8431               494           M.2.
 3.-4. Not applicable
 5. Number of full-time equivalent employees at end of current period                                   Number
    (round to nearest whole number)                                                     4150             8,215           M.5.
 6. Not applicable
 7. If the reporting bank has restated its balance sheet as a result of applying
    push down accounting this calendar year, report the date of the bank's              RIAD       CC YY MM DD
    acquisition(1)                                                                      9106       00 00 00 00          M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal
    Schedule RI, item 5.c):                                                                       Bil Mil Thou
    a. Interest rate exposures                                                          8757               378           M.8.a.
    b. Foreign exchange exposures                                                       8758             1,135           M.8.b.
    c. Equity security and index exposures                                              8759                 0           M.8.c.
    d. Commodity and other exposures                                                    8760                 0           M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income                                       8761            (2,881)          M.9.a.
    b. Net (increase) decrease to interest expense                                      8762            (2,203)        M.9.b.
    c. Other (noninterest) allocations                                                  8763                 0         M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions)                   A251                 0         M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal                      YES     NO
    income tax purposes for the current tax year?                                       A530                 X           M.11.
                                                                                                  Bil Mil Thou
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)                  4772            13,505           M.12.

__________
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

                                       5


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-4

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                     I483
                                                  Dollar Amounts in Thousands          RIAD  Bil Mil Thou
1.  Total equity capital originally reported in the December 31, 1996, Reports
    of Condition and Income                                                            3215     1,267,765     1.
2.  Equity capital adjustments from amended Reports of Income, net*                    3216             0     2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2)               3217     1,267,765     3.
4.  Net income (loss) (must equal Schedule RI, item 12)                                4340       306,129     4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net                 4346      (191,409)    5.
6.  Changes incident to business combinations, net                                     4356       405,914     6.
7.  LESS:  Cash dividends declared on preferred stock                                  4470             0     7.
8.  LESS:  Cash dividends declared on common stock                                     4460       105,639     8.
9.  Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)                                                    4411             0     9.
10. Corrections of material accounting errors from prior years* (see
    instructions for this schedule)                                                    4412             0    10.
11. Change in net unrealized holding gains (losses) on available-for-sale
    securities                                                                         8433        22,576    11.
12. Foreign currency translation adjustments                                           4414             0    12.
13. Other transactions with parent holding company* (not included in items 5, 7,
    or 8 above)                                                                        4415             0    13.
14. Total equity capital end of current period (sum of items 3 through 13) (must
    equal Schedule RC, item 28)                                                        3210     1,705,336    14.

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I.  Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                              I486
                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
                                                                                Calendar year-to-date
                                    Dollar Amounts in Thousands           RIAD  Bil Mil Thou     RIAD  Bil Mil Thou
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)                                       4651         8,042     4661     7,441   1.a.
   b. To non-U.S. addressees (domicile)                                   4652             0     4662         0   1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions                4653             0     4663         0   2.a.
   b. To foreign banks                                                    4654             0     4664         0   2.b.
3. Loans to finance agricultural production and other loans to farmers    4655             0     4665        17   3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                       4645         3,275     4617     2,167   4.a.
   b. To non-U.S. addressees (domicile)                                   4646             0     4618         0   4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans                                      4656        92,848     4666     9,924   5.a.
   b. Other (includes single payment, installment, and all student loans) 4657        25,010     4667     9,673   5.b.
6. Loans to foreign governments and official institutions                 4643             0     4627         0   6.
7. All other loans                                                        4644           306     4628       869   7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                                       4658             6     4668         0   8.a.
   b. Of non-U.S. addressees (domicile)                                   4659             0     4669         0   8.b.
9. Total (sum of items 1 through 8)                                       4635       129,487     4605    30,091   9.

                                       6


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-5

Schedule RI-B--Continued

Part I. Continued


                                                                            (Column A)               (Column B)
                                                                            Charge-offs              Recoveries
Memoranda                                                                          Calendar year-to-date
                                      Dollar Amounts in Thousands         RIAD  Bil Mil Thou      RIAD  Bil Mil Thou
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above                            5409             0      5410            0    M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development                                   3582         1,756      3583          387    M.5.a.
   b. Secured by farmland                                                 3584             0      3585           13    M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit                   5411         1,929      5412          767    M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties    5413         3,362      5414          884    M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties           3588            17      3589           13    M.5.d.
   e. Secured by nonfarm nonresidential properties                        3590           978      3591        5,377    M.5.e.


Part II.  Changes in Allowance for Loan and Lease Losses

                                                 Dollar Amounts in Thousands                     RIAD  Bil Mil Thou
1. Balance originally reported in the December 31, 1996, Reports of Condition
   and Income                                                                                    3124       233,836      1.
2. Recoveries (must equal part I, item 9, column B above)                                        4605        30,091      2.
3. LESS:  Charge-offs (must equal part I, item 9, column A above)                                4635       129,487      3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)                        4230       107,867      4.
5. Adjustments* (see instructions for this schedule)                                             4815        39,112      5.
6. Balance end of current period (sum of items 1 through 5)(must equal Schedule RC,
   item 4.b)                                                                                     3123       281,419      6.

__________
*Describe on Schedule RI-E--Explanations.


                                       7


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date: 12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-6

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I.  Estimated Income from International Operations

                                                                                                               I492
                                                                                                       Year-to-date
                                                Dollar Amounts in Thousands                      RIAD  Bil Mil Thou
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked                                                                     4837           N/A    1.a.
   b. Interest expense booked                                                                    4838           N/A    1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement
      subsidiaries, and IBFs (item 1.a minus 1.b)                                                4839           N/A    1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at
      domestic offices                                                                           4840           N/A    2.a.
   b. Net interest income attributable to domestic business booked at foreign
      offices                                                                                    4841           N/A    2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)                                       4842           N/A    2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations                                4097           N/A    3.a.
   b. Provision for loan and lease losses attributable to international operations               4235           N/A    3.b.
   c. Other noninterest expense attributable to international operations                         4239           N/A    3.c.
   d. Net non interest income (expense) attributable to international operations (item
      3.a minus 3.b and 3.c)                                                                     4843           N/A    3.d.
4. Estimated pretax income attributable to international operations before
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)                                4844           N/A    4.
5. Adjustment to pretax income for internal allocations to international operations to reflect the effects of equity capital on overall bank funding
   costs                                                                                         4845           N/A    5.
6. Estimated pretax income attributable to international operations after
   capital allocation adjustment (sum of items 4 and 5)                                          4846           N/A    6.
7. Income taxes attributable to income from international operations as
   estimated in item 6                                                                           4797           N/A    7.
8. Estimated net income attributable to international operations (item 6 minus 7)                4341           N/A    8.

Memoranda
                                                   Dollar Amounts in Thousands                   RIAD  Bil Mil Thou

1. Intracompany interest income included in item 1.a above                                       4847           N/A    M.1.
2. Intracompany interest expense included in item 1.b above                                      4848           N/A    M.2.

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       Year-to-date
                                                 Dollar Amounts in Thousands                     RIAD  Bil Mil Thou
1. Interest income booked at IBFs                                                                4849           N/A     1.
2. Interest expense booked at IBFs                                                               4850           N/A     2.
3. Noninterest income attributable to international operations booked at domestic offices (excluding IBFs):
   a. Gains (losses) and extraordinary items                                                     5491           N/A     3.a.
   b. Fees and other noninterest income                                                          5492           N/A     3.b.
4. Provision for loan and lease losses attributable to international operations
   booked at domestic offices (excluding IBFs)                                                   4852           N/A     4.
5. Other noninterest expense attributable to international operations booked at
   domestic offices (excluding IBFs)                                                             4853           N/A     5.


                                       8


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-7

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              I495
                                                                                                       Year-to-date
                                     Dollar Amounts in Thousands                                 RIAD  Bil Mil Thou
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains (losses) on other real estate owned                                              5415             0      1.a.
   b. Net gains (losses) on sales of loans                                                       5416        22,050      1.b.
   c. Net gains (losses) on sales of premises and fixed assets                                   5417             0      1.c.
   Itemize and describe the three largest other amounts that exceed 10% of
   Schedule RI, item 5.f.(2):
   d. TEXT 4461 Personalized Check Sales                                                         4461        10,842      1.d.
   e. TEXT 4462 Other Operating Income                                                           4462        10,624      1.e.
   f. TEXT 4463 Gain on Sale of Merchant Card Processing                                         4463        17,767      1.f.
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets                                                  4531        14,543      2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned                                              5418             0      2.b.
   c. Net (gains) losses on sales of loans                                                       5419             0      2.c.
   d. Net (gains) losses on sales of premises and fixed assets                                   5420             0      2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
   e. TEXT 4464 Communications                                                                   4464        26,757      2.e.
   f. TEXT 4467 Professional Fees                                                                4467        25,119      2.f.
   g. TEXT 4468                                                                                  4468        36,539      2.g.
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
   a. (1) TEXT 4469                                                                              4469                    3.a.(1)
      (2) Applicable income tax effect            RIAD          4486                                                     3.a.(2)
   b. (1) TEXT 4487                                                                              4487                    3.b.(1)
      (2) Applicable income tax effect            RIAD          4488                                                     3.b.(2)
   c. (1) TEXT 4489                                                                              4489                    3.c.(1)
      (2) Applicable income tax effect            RIAD          4491                                                     3.c.(2)
4. Equity capital adjustments from amended Reports of Income (from Schedule
   RI-A, item 2) (itemize and describe all adjustments):
   a. TEXT 4492                                                                                  4492                    4.a.
   b. TEXT 4493                                                                                  4493                    4.b.
5. Cumulative effect of changes in accounting principles from prior years (from
   Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a. TEXT A546 Effect of change to GAAP from previous non-GAAP instructions                     A546             0      5.a.
   b. TEXT 4495                                                                                  4495                    5.b.
6. Corrections of material accounting errors from prior years (from Schedule
   RI-A, item 10) (itemize and describe all corrections):
   a. TEXT 4496                                                                                  4496                    6.a.
   b. TEXT 4497                                                                                  4497                    6.b.


                                       9


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RI-8

Schedule RI-E--Continued

                                                                                                       Year-to-date
                                          Dollar Amounts in Thousands                            RIAD  Bil Mil Thou
7. Other transactions with parent holding company (from Schedule RI-A, item 13) (itemize and describe all such transactions):
   a. TEXT 4498                                                                                  4498                      7.a.
   b. TEXT 4499                                                                                  4499                      7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5) (itemize and describe all adjustments):
   a. TEXT 4521 Bank Mergers                                                                     4521        39,112        8.a.
   b. TEXT 4522                                                                                  4522                      8.b.
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report
   of Income):                                                                                   I498         I499
   No comment __ (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

                                       10


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1997

All schedules are to be reported in thousands of dollars.  Unless otherwise
    , All schedules are to be reported in thousands of d indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                               C400
                                              Dollar Amounts in Thousands                        RCFD  Bil Mil Thou
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)                                     0081     1,185,425      1.a.
    b. Interest-bearing balances(2)                                                              0071       150,042      1.b.
2.  Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                1754       628,956      2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)                              1773     3,685,704      2.b.
3.  Federal funds sold and securities purchased under agreements to resell                       1350       541,097      3.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule RC-C)   RCFD 2122   16,772,024                            4.a.
    b. LESS:  Allowance for loan and lease losses                      RCFD 3123      281,419                            4.b.
    c. LESS:  Allocated transfer risk reserve                          RCFD 3128            0                            4.c.
    d. Loans and leases, net of unearned income, allowance,
       and reserve (item 4.a minus 4.b and 4.c)                                                  2125    16,490,605      4.d.
5.  Trading assets (from Schedule RC-D)                                                          3545             0      5.
6.  Premises and fixed assets (including capitalized leases)                                     2145       462,079      6.
7.  Other real estate owned (from Schedule RC-M)                                                 2150        27,178      7.
8.  Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M)                                                                         2130           944      8.
9.  Customers' liability to this bank on acceptances outstanding                                 2155         4,297      9.
10. Intangible assets (from Schedule RC-M)                                                       2143       245,872     10.
11. Other assets (from Schedule RC-F)                                                            2160       751,907     11.
12. Total assets (sum of items 1 through 11)                                                     2170    24,174,106     12.

__________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

                                       11


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date: 12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-2

Schedule RC--Continued


                                                    Dollar Amounts in Thousands                  Bil Mil Thou
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I)                                                                       RCON 2200     16,478,555      13.a.
       (1) Noninterest-bearing(1)                RCON 6631      2,766,463                                          13.a.(1)
       (2) Interest-bearing                      RCON 6636     13,712,092                                          13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule
       RC-E, part II)                                                                RCFN 2200              0      13.b.
       (1) Noninterest-bearing                   RCFN 6631              0                                          13.b.(1)
       (2) Interest-bearing                      RCFN 6636              0                                          13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase       RCFD 2800      2,584,240      14.
15. a. Demand notes issued to the U.S. Treasury                                      RCON 2840        335,164      15.a.
    b. Trading liabilities (from Schedule RC-D)                                      RCFD 3548              0      15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less                                 RCFD 2332      1,632,032      16.a.
    b. With a remaining maturity of more than one year through three years           RCFD A547             79      16.b.
    c. With a remaining maturity of more than three years                            RCFD A548        293,830      16.c.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                         RCFD 2920          4,297      18.
19. Subordinated notes and debentures (2)                                            RCFD 3200        335,000      19.
20. Other liabilities (from Schedule RC-G)                                           RCFD 2930        805,573      20.
21. Total liabilities (sum of items 13 through 20)                                   RCFD 2948     22,468,770      21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                    RCFD 3838              0      23.
24. Common stock                                                                     RCFD 3230        153,125      24.
25. Surplus (exclude all surplus related to preferred stock)                         RCFD 3839        223,812      25.
26. a. Undivided profits and capital reserves                                        RCFD 3632      1,329,550      26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities        RCFD 8434         (1,151)     26.b.
27. Cumulative foreign currency translation adjustments                              RCFD 3284              0      27.
28. Total equity capital (sum of items 23 through 27)                                RCFD 3210      1,705,336      28.
29. Total liabilities and equity capital (sum of
    items 21 and 28)                                                                 RCFD 3300     24,174,106      29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                           Number
   bank by independent external auditors as of any date during 1996                  RCFD 6724           N/A        M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

__________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

                                       12




Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                             C405
                                                                                (Column A)             (Column B)
                                                                               Consolidated             Domestic
                                                                                   Bank                 Offices
                                 Dollar Amounts in Thousands           RCFD   Bil Mil Thou   RCON     Bil Mil Thou
1. Cash items in process of collection, unposted debits, and
   currency and coin                                                   0022        905,483                             1.
   a. Cash items in process of collection and unposted debits                                0020          635,891     1.a.
   b. Currency and coin                                                                      0080          269,592     1.b.
2. Balances due from depository institutions in the U.S.                                     0082           53,571     2.
   a. U.S. branches and agencies of foreign banks
      (including their IBFs)                                           0083              0                             2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs)                  0085         53,571                             2.b.
3. Balances due from banks in foreign countries and foreign
   central banks                                                                             0070          152,647     3.
   a. Foreign branches of other U.S. banks                             0073              0                             3.a.
   b. Other banks in foreign countries and foreign central banks       0074        152,647                             3.b.
4. Balances due from Federal Reserve Banks                             0090        223,766   0090          223,766     4.
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a and 1.b)                        0010      1,335,467   0010        1,335,467     5.

Memorandum                                                                                   RCON      Bil Mil Thou
                              Dollar Amounts in Thousands
1. Noninterest-bearing balances due from commercial banks
   in the U.S. (included in item 2, column B above)                                          0050            53,530    M.1.


Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                C410
                                                Held-to-maturity                        Available-for-sale
                                         (Column A)           (Column B)          (Column C)          (Column D)
                                       Amortized Cost        Fair Value         Amortized Cost      Fair Value(1)
Dollar Amounts in Thousands           RCFD Bil Mil Thou   RCFD  Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
1. U.S. Treasury securities           0211      187,056   0213       187,267   1286       98,722   1287       98,085   1.
2. U.S. Government agency
   obligations (exclude
   mortgage-backed
   securities):
   a. Issued by U.S. Government
      agencies(2)                     1289        5,002    1290        5,000   1291            0   1293            0   2.a.
   b. Issued by U.S. Government-
      sponsored agencies(3)           1294        4,948    1295        5,058   1297       99,569   1298       99,632   2.b.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

(2) Includes Small Business Administration "Guaranteed Loan
    Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

                                       13


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-4

Schedule RC-B--Continued

                                                Held-to-maturity                           Available-for-sale
                                        (Column A)             (Column B)          (Column C)             (Column D)
                                      Amortized Cost           Fair Value         Amortized Cost         Fair Value(1)
Dollar Amounts in Thousands          RCFD  Bil Mil Thou     RCFD Bil Mil Thou    RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations            1676        6,525      1677       6,549     1678             0     1679             0   3.a.
   b. Revenue obligations            1681       39,440      1686      40,373     1690             0     1691             0   3.b.
   c. Industrial development
      and similar obligations        1694          290      1695         293     1696             0     1697             0   3.c.
4. Mortgage-backed securities
   (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA         1698        2,049      1699       2,250     1701        80,914     1702        80,476   4.a.(1)
      (2) Issued by FNMA and FHLMC   1703       24,725      1705      25,411     1706     2,319,492     1707     2,313,754   4.a.(2)
      (3) Other pass-through
          securities                 1709            0      1710           0     1711             0     1713             0   4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA       1714      353,433      1715     355,829     1716       186,486      1717      187,915   4.b.(1)
      (2) Collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or GNMA    1718            0      1719           0     1731        17,461      1732       17,546   4.b.(2)
      (3) All other mortgage-backed
          securities                 1733        2,550      1734       2,550     1735        88,385      1736       88,793   4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities                     1737          688      1738         685     1739       677,059      1741      678,417   5.a.
   b. Foreign debt securities        1742        2,250      1743       2,250     1744             0      1746            0   5.b.
6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values                                                   A510        19,985      A511       21,245   6.a.
   b. All other equity
      securities(1)                                                              1752        99,841      1753       99,841   6.b.
7. Total (sum of items 1 through
   6) (total of column A must
   equal Schedule RC, item 2.a)
   (total of column D must equal
   Schedule RC, item 2.b)           1754      628,956      1771     633,515      1772     3,687,914      1773    3,685,704   7.

__________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

                                       14


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-5

Schedule RC-B--Continued

Memoranda                                                                                                    C412
                                                   Dollar Amounts in Thousands                 RCFD  Bil Mil Thou
1. Pledged securities(1)                                                                       0416     2,374,349      M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3) (4)
      (1) Three months or less                                                                 A549       102,247      M.2.a.(1)
      (2) Over three months through 12 months                                                  A550       107,206      M.2.a.(2)
      (3) Over one year through three years                                                    A551       155,222      M.2.a.(3)
      (4) Over three years through five years                                                  A552       172,752      M.2.a.(4)
      (5) Over five years through 15 years                                                     A553       262,004      M.2.a.(5)
      (6) Over 15 years                                                                        A554       322,902      M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3) (5)
      (1) Three months or less                                                                 A555        34,893      M.2.b.(1)
      (2) Over three months through 12 months                                                  A556         1,454      M.2.b.(2)
      (3) Over one year through three years                                                    A557        15,829      M.2.b.(3)
      (4) Over three years through five years                                                  A558        57,982      M.2.b.(4)
      (5) Over five years through 15 years                                                     A559     2,245,620      M.2.b.(5)
      (6) Over 15 years                                                                        A560        65,226      M.2.b.(6)
    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped
       MBS; exclude mortgage pass-through securities) with an expected average life of: (6)
       (1) Three years or less                                                                 A561        71,710      M.2.c.(1)
       (2) Over three years                                                                    A562       578,527      M.2.c.(2)
    d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY
       of one year or less (included in Memorandum items 2.a through 2.c above)                A248       118,902      M.2.d.
3.-6.  Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
   (report the amortized cost at date of sale or transfer)                                     1778             0      M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost                                                                           8780        10,423      M.8.a.
   b. Fair value                                                                               8781        10,838      M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost                                                                           8782         1,473      M.9.a.
   b. Fair value                                                                               8783         1,473      M.9.b.

------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns
A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.



                                       15


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date: 12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-6

Schedule RC-C--Loans and Lease Financing Receivables

Part I.  Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.



                                                                                                                   C415
                                                                                     (Column A)           (Column B)
                                                                                    Consolidated           Domestic
                                                                                        Bank               Offices
                                              Dollar Amounts in Thousands         RCFD  Bil Mil Thou  RCON  Bil Mil Thou
1.  Loans secured by real estate                                                  1410     8,994,935                      1.
    a. Construction and land development                                                              1415      371,939   1.a.
    b. Secured by farmland (including farm residential and other improvements)                        1420       21,444   1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential properties
           and extended under lines of credit                                                         1797    1,272,351   1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                                 5367    4,441,496   1.c.(2)(a)
           (b) Secured by junior liens                                                                5368      715,005   1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties                                      1460      153,903   1.d.
    e. Secured by nonfarm nonresidential properties                                                   1480    2,018,797   1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S.                                                                1505        3,948   2.a.
       (1) To U.S. branches and agencies of foreign banks                         1506             0                      2.a.(1)
       (2) To other commercial banks in the U.S.                                  1507         3,948                      2.a.(2)
    b. To other depository institutions in the U.S.                               1517             0  1517            0   2.b.
    c. To banks in foreign countries                                                                  1510        1,424   2.c.
       (1) To foreign branches of other U.S. banks                                1513             0                      2.c.(1)
       (2) To other banks in foreign countries                                    1516         1,424                      2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers           1590         2,545  1590        2,545   3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                              1763     2,753,869  1763    2,753,869   4.a.
    b. To non-U.S. addressees (domicile)                                          1764             0  1764            0   4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks                                                              1756             0  1756            0   5.a.
    b. Of foreign banks                                                           1757             0  1757            0   5.b.
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper)                                                 1975    4,138,351   6.
    a. Credit cards and related plans (includes check credit and other revolving
       credit plans)                                                              2008     1,214,503                      6.a.
    b. Other (includes single payment, installment, and all student loans)        2011     2,923,848                      6.b.
7.  Loans to foreign governments and official institutions (including foreign
    central banks)                                                                2081           541  2081          541   7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations)                                                                  2107       260,941  2107      260,941   8.
9.  Other loans                                                                   1563       542,725                      9.
    a. Loans for purchasing or carrying securities (secured and unsecured)                            1545      113,311   9.a.
    b. All other loans (exclude consumer loans)                                                       1564      429,414   9.b.
10. Lease financing receivables (net of unearned income)                                              2165       72,745   10.
    a. Of U.S. addressees (domicile)                                              2182        72,745                      10.a.
    b. Of non-U.S. addressees (domicile)                                          2183             0                      10.b.
11. LESS:  Any unearned income on loans reflected in items 1-9 above              2123             0  2123            0   11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10
    minus item 11) (total of column A must equal Schedule RC, item 4.a)           2122    16,772,024  2122   16,772,024   12.

                                       16


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date: 12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-7

Schedule RC-C--Continued

Part I.  Continued


Memoranda

                                                    Dollar Amounts in Thousands              Bil Mil Thou
1. Not applicable
2. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in
   Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicle)                                              RCFD 1687             0      M.2.a.(1)
      (2) To non-U.S. addressees (domicile)                                         RCFD 1689             0      M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to
      individuals for household, family, and other personal expenditures)           RCFD 8691             0      M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of
      non-U.S. addresses (domicile) included in Memorandum item 2.b above           RCFD 8692             0      M.2.c.
3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less                                                      RCON A564     1,424,731      M.3.a.(1)
      (2) Over three months through 12 months                                       RCON A565     1,159,972      M.3.a.(2)
      (3) Over one year through three years                                         RCON A566       532,178      M.3.a.(3)
      (4) Over three years through five years                                       RCON A567       395,684      M.3.a.(4)
      (5) Over five years through 15 years                                          RCON A568       734,101      M.3.a.(5)
      (6) Over 15 years                                                             RCON A569       166,183      M.3.a.(6)
   b. All loans and leases other than closed-end loans secured by first liens on 1-4 family residential properties in domestic offices with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less                                                      RCFD A570     7,559,906      M.3.b.(1)
      (2) Over three months through 12 months                                       RCFD A571     1,174,031      M.3.b.(2)
      (3) Over one year through three years                                         RCFD A572     2,408,739      M.3.b.(3)
      (4) Over three years through five years                                       RCFD A573       331,522      M.3.b.(4)
      (5) Over five years through 15 years                                          RCFD A574       823,788      M.3.b.(5)
      (6) Over 15 years                                                             RCFD A575             0      M.3.b.(6)
   c. Fixed rate AND floating rate loans and leases with a REMAINING MATURITY
      of one year or less (included in Memorandum items 3.a and 3.b above)          RCFD A247     6,202,869      M.3.c.
   d. Fixed rate AND floating rate loans secured by nonfarm nonresidential properties in domestic offices(4) with a REMAINING MATURITY of over
      five years (included in Memorandum item 3.b above)                            RCON A577       161,272      M.3.d.
   e. Fixed rate AND floating rate commercial and industrial loans(5) with a
      REMAINING MATURITY of over three years (included in Memorandum item
      3.b above)                                                                    RCFD A578        86,890      M.3.e.

__________
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e, column B.
(5) As defined for Schedule RC-C, part I, item 4, column A.


                                       17



Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date: 12/31/97 ST-BK:  51-2430 FFIEC 031
Page RC-8

Schedule RC-C--Continued
Part I. Continued


Memoranda (continued)

                                                  Dollar Amounts in Thousands                     Bil Mil Thou
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column A, page RC-6(1)                                                RCFD 2746            0  M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6)        RCFD 5369      964,697  M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C,
   part I, item 1.c.(2)(a), column B, page RC-6)                                        RCON 5370    1,473,598  M.6.

__________
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.


Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                                  C420
                                                Dollar Amounts in Thousands                               Bil Mil Thou
ASSETS
1.  U.S. Treasury securities in domestic offices                                                 RCON 3531        0       1.
2.  U.S. Government agency obligations in domestic offices
    (exclude mortgage-backed securities)                                                         RCON 3532        0       2.
3.  Securities issued by states and political subdivisions in the U.S. in
    domestic offices                                                                             RCON 3533        0       3.
4.  Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                      RCON 3534        0       4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS)                                             RCON 3535        0       4.b.
    c. All other mortgage-backed securities                                                      RCON 3536        0       4.c.
5.  Other debt securities in domestic offices                                                    RCON 3537        0       5.
6.  Certificates of deposit in domestic offices                                                  RCON 3538        0       6.
7.  Commercial paper in domestic offices                                                         RCON 3539        0       7.
8.  Bankers acceptances in domestic offices                                                      RCON 3540        0       8.
9.  Other trading assets in domestic offices                                                     RCON 3541        0       9.
10. Trading assets in foreign offices                                                            RCFN 3542        0      10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices                                                                       RCON 3543        0      11.a.
    b. In foreign offices                                                                        RCFN 3543        0      11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
    item 5)                                                                                      RCFD 3545        0      12.

LIABILITIES                                                                                                  Bil Mil Thou

13. Liability for short positions                                                                RCFD 3546        0      13.
14. Revaluation losses on interest rate, foreign exchange rate, and other
    commodity and equity contracts                                                               RCFD 3547        0      14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule
    RC, item 15.b)                                                                               RCFD 3548        0      15.

                                       18




Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-9

Schedule RC-E--Deposit Liabilities

Part I.  Deposits in Domestic Offices

                                                                                                    C425
                                                                                         Nontransaction
                                                      Transaction Accounts                  Accounts
                                             (Column A)              (Column B)            (Column C)
                                          Total transaction         Memo:  Total              Total
                                         accounts (including      demand deposits         nontransaction
                                            total demand           (included in             accounts
                                              deposits)              column A)          (including MMDAs)
Dollar Amounts in Thousands             RCON  Bil Mil Thou      RCON  Bil Mil Thou    RCON  Bil  Mil  Thou

Deposits of:
1. Individuals, partnerships,
   and corporations                     2201     2,629,893      2240     2,233,840    2346    13,149,021    1.
2. U.S. Government                      2202        24,669      2280        18,847    2520         1,637    2.
3. States and political subdivisions
   in the U.S.                          2203       187,051      2290       163,201    2530       134,645    3.
4. Commercial banks in the U.S.         2206       252,409      2310       252,409    2550           533    4.
5. Other depository institutions
   in the U.S.                          2207        54,282      2312        54,282    2349           531    5.
6. Banks in foreign countries           2213         2,836      2320         2,836    2236             0    6.
7. Foreign governments and
   official institutions
   (including foreign central banks)    2216             0      2300             0    2377             0    7.
8. Certified and official checks        2330        41,048      2330        41,048                          8.
9. Total (sum of items 1 through 8)
   (sum of columns A and C must
   equal Schedule RC, item 13.a)        2215     3,192,188      2210     2,766,463    2385    13,286,367    9.


Memoranda
                                                     Dollar Amounts in Thousands                 RCON  Bil Mil Thou
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                        6835    1,176,975      M.1.a.
   b. Total brokered deposits                                                                    2365      665,000      M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000                                          2343            0      M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less              2344            0      M.1.c.(2)
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item
          1.c.(1) above)                                                                         A243            0      M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum
          item 1.b above)                                                                        A244      665,000      M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
      required under state law)                                                                  5590      300,011      M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)                                                  6810    6,713,726      M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)                                                0352    1,448,589      M.2.a.(2)
   b. Total time deposits of less than $100,000                                                  6648    3,842,078      M.2.b.
   c. Total time deposits of $100,000 or more                                                    2604    1,281,974      M.2.c.
3. All NOW accounts (included in column A above)                                                 2398      425,725      M.3.
4. Not applicable

                                       19


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-10

Schedule RC-E--Continued

Part I.  Continued

Memoranda (continued)

                                                     Dollar Amounts in Thousands                 RCON  Bil Mil Thou
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of: (1) (2)
      (1) Three months or less                                                                   A579     1,010,744      M.5.a.(1)
      (2) Over three months through 12 months                                                    A580     1,692,499      M.5.a.(2)
      (3) Over one year through three years                                                      A581       882,800      M.5.a.(3)
      (4) Over three years                                                                       A582       256,035      M.5.a.(4)
   b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
      MATURITY of one year or less (included in Memorandum items 5.a.(1) through
      5.a.(4) above)                                                                             A241     2,703,243      M.5.b.
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1) (3)
      (1) Three months or less                                                                   A584       661,507      M.6.a.(1)
      (2) Over three months through 12 months                                                    A585       502,069      M.6.a.(2)
      (3) Over one year through three years                                                      A586        95,717      M.6.a.(3)
      (4) Over three years                                                                       A587        22,681      M.6.a.(4)
   b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING
      MATURITY of one year or less (included in Memorandum items 6.a.(1) through
      6.a.(4) above)                                                                             A242     1,163,576      M.6.b.

__________
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

                                       20


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-11

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and Agreement subsidiaries and IBFs)

                                                     Dollar Amounts in Thousands                 RCFN        Bil Mil Thou
Deposits of:
1. Individuals, partnerships, and corporations                                                   2621                   0      1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)                                2623                   0      2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
   including their IBFs)                                                                         2625                   0      3.
4. Foreign governments and official institutions (including foreign central
   banks)                                                                                        2650                   0      4.
5. Certified and official checks                                                                 2330                   0      5.
6. All other deposits                                                                            2668                   0      6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)                          2200                   0      7.


Memorandum
                                                    Dollar Amounts in Thousands                  RCFN        Bil Mil Thou

1. Time deposits with a remaining maturity of one year or less (included in
   Part II, item 7 above)                                                                        A245                   0      M.1.

Schedule RC-F--Other Assets

                                                                                                                     C430
                                                     Dollar Amounts in Thousands                             Bil Mil Thou
1. Income earned, not collected on loans                                                         RCFD 2164     130,224       1.
2. Net deferred tax assets (1)                                                                   RCFD 2148     110,743       2.
3. Interest-only strips receivable (not in the form of a security)
   (2) on:
   a. Mortgage loans                                                                             RCFD A519           0       3.a.
   b. Other financial assets                                                                     RCFD A520           0       3.b.
4. Other (itemize and describe amounts that exceed 25% of this item)                             RCFD 2168     510,940       4.
   a. TEXT 3549 Accounts Receivable Trade Date
      Settlement                                       RCFD 3549    529,585                                                  4.a.
   b. TEXT 3550                                        RCFD 3550                                                             4.b.
   c. TEXT 3551                                        RCFD 3551                                                             4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)                            RCFD 2160     751,907        5.

Memorandum
                                                     Dollar Amounts in Thousands                             Bil Mil Thou
1. Deferred tax assets disallowed for regulatory capital purposes                                RCFD 5610              0      M.1.

Schedule RC-G--Other Liabilities

                                                                                                                     C435
                                                     Dollar Amounts in Thousands                             Bil Mil Thou
1. a. Interest accrued and unpaid on deposits in domestic offices (3)                            RCON 3645         41,409      1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)                  RCFD 3646        186,502      1.b.
2. Net deferred tax liabilities (1)                                                              RCFD 3049              0      2.
3. Minority interest in consolidated subsidiaries                                                RCFD 3000              0      3.
4. Other (itemize and describe amounts that exceed 25% of this item)                             RCFD 2938        577,662      4.
   a. TEXT 3552 Accounts Payable-Trade Date Settlement       RCFD 3552    478,175                                              4.a.
   b. TEXT 3553                                              RCFD 3553                                                         4.b.
   c. TEXT 3554                                              RCFD 3554                                                         4.c.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)                            RCFD 2930        805,573      5.

__________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

                                       21


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-12

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                       C440
                                                                                           Domestic Offices
                                                     Dollar Amounts in Thousands   RCON        Bil Mil Thou
1. Customers' liability to this bank on acceptances outstanding                    2155               4,297      1.
2. Bank's liability on acceptances executed and outstanding                        2920               4,297      2.
3. Federal funds sold and securities purchased under agreements to resell          1350             541,097      3.
4. Federal funds purchased and securities sold under agreements to repurchase      2800           2,584,240      4.
5. Other borrowed money                                                            3190            1,925,941     5.
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs     2163              152,004      6.
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs       2941                 N/A      7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         2192          24,022,102     8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
   subsidiaries, and IBFs)                                                         3129          22,468,770      9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                   RCON     Bil Mil Thou

10. U.S. Treasury securities                                                       1779          285,141      10.
11. U.S. Government agency obligations (exclude mortgage-backed securities)        1785          109,582      11.
12. Securities issued by states and political subdivisions in the U.S.             1786           46,255      12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1787        2,421,004      13.a.(1)
       (2) Other pass-through securities                                           1869                0      13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA                            1877          541,348      13.b.(1)
       (2) All other mortgage-backed securities                                    2253          108,889      13.b.(2)
14. Other domestic debt securities                                                 3159          679,105      14.
15. Foreign debt securities                                                        3160            2,250      15.
16. Equity securities:
    a. Investments in mutual funds and other
       equity securities with readily determinable fair values                     A513           21,245      16.a.
    b. All other equity securities                                                 3169           99,841      16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10
    through 16)                                                                    3170        4,314,660      17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                     Dollar Amounts in Thousands   RCON     Bil Mil Thou
   EITHER
1. Net due from the IBF of the domestic offices of the reporting bank              3051              N/A         M.1.
   OR
2. Net due to the IBF of the domestic offices of the reporting bank                3059              N/A         M.2.

                                       22



Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-13

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                     C445
                                                     Dollar Amounts in Thousands                 RCFN        Bil Mil Thou
1. Total IBF assets of the consolidated bank (component of Schedule RC,
   item 12)                                                                                      2133                 N/A      1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,
   part I, item 12, column A)                                                                    2076                 N/A      2.
3. IBF commercial and industrial loans (component of Schedule RC-C, part I,
   item 4, column A)                                                                             2077                 N/A      3.
4. Total IBF liabilities (component of Schedule RC, item 21)                                     2898                 N/A      4.
5. IBF deposit liabilities due to banks, including other IBFs (component of
   Schedule RC-E, part II, items 2 and 3)                                                        2379                 N/A      5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,
   4, 5, and 6)                                                                                  2381                 N/A      6.


Schedule RC-K--Quarterly Averages (1)

                                                                                                               C455
                                                     Dollar Amounts in Thousands                       Bil Mil Thou
ASSETS
1.  Interest-bearing balances due from depository institutions                             RCFD 3381       39,130      1.
2.  U.S. Treasury securities and U.S. Government agency obligations(2)                     RCFD 3382    3,000,880      2.
3.  Securities issued by states and political subdivisions in the U.S.(2)                  RCFD 3383       46,738      3.
4.  a. Other debt securities(2)                                                            RCFD 3647      747,820      4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal
       Reserve stock)                                                                      RCFD 3648      115,894      4.b.
5.  Federal funds sold and securities purchased under agreements to resell                 RCFD 3365       68,649      5.
6.  Loans:
    a. Loans in domestic offices:
       (1) Total loans                                                                     RCON 3360   16,103,193      6.a.(1)
       (2) Loans secured by real estate                                                    RCON 3385    8,752,561      6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers             RCON 3386        3,238      6.a.(3)
       (4) Commercial and industrial loans                                                 RCON 3387    2,526,218      6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures     RCON 3388    4,232,365      6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs           RCFN 3360            0      6.b.
7.  Trading assets                                                                         RCFD 3401            0      7.
8.  Lease financing receivables (net of unearned income)                                   RCFD 3484       38,794      8.
9.  Total assets(4)                                                                        RCFD 3368   22,014,141      9.
LIABILITIES
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude
    demand deposits)                                                                       RCON 3485      221,818      10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)                                               RCON 3486    5,791,724      11.a.
    b. Other savings deposits                                                              RCON 3487    1,455,579      11.b.
    c. Time deposits of $100,000 or more                                                   RCON A514    1,594,156      11.c.
    d. Time deposits of less than $100,000                                                 RCON A529    3,781,410      11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                                 RCFN 3404        1,971      12.
13. Federal funds purchased and securities sold under agreements to repurchase             RCFD 3353    1,913,652      13.
14. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases)                                                                    RCFD 3355    1,411,814      14.

__________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

                                       23


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-14

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                C460
                                                     Dollar Amounts in Thousands                 RCFD   Bil Mil Thou
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties,
       e.g., home equity lines                                                                   3814      1,157,030      1.a.
    b. Credit card lines                                                                         3815      2,918,849      1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                      3816        697,770      1.c.(1)
       (2) Commitments to fund loans not secured by real estate                                  6550              0      1.c.(2)
    d. Securities underwriting                                                                   3817              0      1.d.
    e. Other unused commitments                                                                  3818      5,297,688      1.e.
2.  Financial standby letters of credit and foreign office guarantees                            3819        322,519      2.
    a. Amount of financial standby letters of credit conveyed to others      RCFD 3820    3,888                           2.a.
3.  Performance standby letters of credit and foreign office guarantees                          3821        150,440      3.
    a. Amount of performance standby letters of credit conveyed to others    RCFD 3822      252                           3.a.
4.  Commercial and similar letters of credit                                                     3411         54,559      4.
5.  Participations in acceptances (as described in the instructions) conveyed to
    others by the reporting bank                                                                 3428              0      5.
6.  Participations in acceptances (as described in the instructions) acquired by
    the reporting (nonaccepting) bank                                                            3429              0      6.
7.  Securities borrowed                                                                          3432              0      7.
8.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)                                              3433              0      8.
9.  Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report
           date                                                                                  A521        119,157      9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date                  A522        119,157      9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item
       9.c):
       (1) Outstanding principal balance of assets transferred as of the report
           date                                                                                  A523              0      9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date                     A524              0      9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred
           as of the report date                                                                 A249              0      9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date                A250              0      9.c.(2)
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor                           A534              0      10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary                         A535              0      10.b.
11. Spot foreign exchange contracts                                                              8765         41,575      11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                3430      1,558,141      12.
    a. TEXT 3555 Mortgage Servicing With Recourse                RCFD 3555     1,558,141                                  12.a.
    b. TEXT 3556                                                 RCFD 3556                                                12.b.
    c. TEXT 3557                                                 RCFD 3557                                                12.c.
    d. TEXT 3558                                                 RCFD 3558                                                12.d.

                                       24


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-15

Schedule RC-L--Continued


                                                    Dollar Amounts in Thousands                  RCFD  Bil  Mil Thou
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital")                                                             5591              0      13.
    a. TEXT 5592                                                 RCFD 5592                                                13.a.
    b. TEXT 5593                                                 RCFD 5593                                                13.b.
    c. TEXT 5594                                                 RCFD 5594                                                13.c.
    d. TEXT 5595                                                 RCFD 5595                                                13.d.

                                                                                                                            C461
                                              (Column A)           (Column B)           (Column C)            (Column D)
         Dollar Amounts in Thousands         Interest Rate        Foreign Exchange     Equity Derivative     Commodity and
Off-balance Sheet Derivatives                   Contracts            Contracts             Contracts          Other Contracts
Position Indicators                           Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou    Tril Bil Mil Thou
14. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 14.a
    through 14.e must equal sum of items
    15, 16.a, and 16.b):
    a. Future contracts                                     0                    0                    0                  0  14.a.
                                              RCFD 8693            RCFD 8694            RCFD 8695           RCFD 8696
    b. Forward contracts                            1,459,888                6,499                    0                  0  14.b.
                                              RCFD 8697            RCFD 8698            RCFD 8699           RCFD 8700
    c. Exchange-traded option contracts:
       (1) Written options                                  0                    0                    0                  0  14.c.(1)
                                              RCFD 8701            RCFD 8702            RCFD 8703           RCFD 8704
       (2) Purchased options                                0                    0                    0                  0  14.c.(2)
                                              RCFD 8705            RCFD 8706            RCFD 8707           RCFD 8708
    d. Over-the-counter option contracts:
       (1) Written options                             21,888                    0                    0                  0  14.d.(1)
                                              RCFD 8709            RCFD 8710            RCFD 8711           RCFD 8712
       (2) Purchased options                        2,431,888                    0                    0                  0  14.d.(2)
                                              RCFD 8713            RCFD 8714            RCFD 8715           RCFD 8716
    e. Swaps                                        1,748,857                    0                    0                  0  14.e.
                                              RCFD 3450            RCFD 3826            RCFD 8719           RCFD 8720
15. Total gross notional amount of derivative
    contracts held for trading                              0                6,499                    0                  0  15.
                                              RCFD A126            RCFD A127            RCFD 8723           RCFD 8724
16. Gross notional amount of derivative
    contracts held for purposes other
    than trading:
    a. Contracts marked to market                           0                    0                    0                   0  16.a.
                                              RCFD 8725            RCFD 8726            RCFD 8727            RCFD 8728
    b. Contracts not marked to market               5,662,521                    0                    0                   0  16.b.
                                              RCFD 8729            RCFD 8730            RCFD 8731            RCFD 8732
    c. Interest rate swaps where the bank
       has agreed to pay a fixed rate                       0                                                                16.c.
                                              RCFD A589

                                       25


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:  12/31/97  ST-BK:  51-2430  FFIEC 031
Page RC-16

Schedule RC-L--Continued

                                                                                                                   C462
                                      (Column A)               (Column B)        (Column C)           (Column D)
Dollar Amounts in Thousands           Interest Rate        Foreign Exchange   Equity Derivative     Commodity and
Off-balance Sheet Derivatives           Contracts              Contracts         Contracts         Other Contracts
Position Indicators                   RCFD  Bil Mil Thou   RCFD Bil Mil Thou  RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
17. Gross fair values of
    derivative contracts:
    a. Contracts held for trading:
       (1) Gross positive fair value  8733             0   8734     201       8735      0          8736         0        17.a.(1)
       (2) Gross negative fair value  8737             0   8738     195       8739      0          8740         0        17.a.(2)
    b. Contracts held for purposes
       other than trading that
       are marked to market:
       (1) Gross positive fair value  8741             0   8742       0       8743      0          8744         0        17.b.(1)
       (2) Gross negative fair value  8745             0   8746       0       8747      0          8748         0        17.b.(2)
    c. Contracts held for purposes
       other than trading that are
       not marked to market:
       (1) Gross positive fair value  8749        20,438   8750       0       8751      0          8752         0        17.c.(1)
       (2) Gross negative fair value  8753         8,397   8754       0       8755      0          8756         0        17.c.(2)

Memoranda                                             Dollar Amounts in Thousands   RCFD      Bil Mil Thou
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments that are fee paid or otherwise legally
   binding)                                                                         3833           4,871,306      M.3.
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others         RCFD 3834              0                                      M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule
   RC-L, items 2 and 3, above                                                       3377                  41      M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles (to be completed
      for the September report only)                                                2741                 N/A      M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)                    2742                   0      M.5.b.
   c. All other consumer installment credit (including mobile home loans)
      (to be completed for the September report only)                               2743                 N/A      M.5.c.


                                       26


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-17

Schedule RC-M--Memoranda

                                                                                                          C465
                                                     Dollar Amounts in Thousands          RCFD    Bil Mil Thou
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests                       6164          28,041    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of
      $500,000 or 5 percent of total capital as defined for this                  Number
      purpose in agency regulations                                   RCFD 6165     3                              1.b.
2. Federal funds sold and securities purchased under agreements to resell with
   U.S. branches and agencies of foreign banks(1) (included in Schedule RC,
   item 3)                                                                                 3405               0    2.
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                             5500         232,544    4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer                                               5501          15,834    4.b.(1)
      (2) Serviced without recourse to servicer                                            5502       2,311,453    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract                                         5503          87,402    4.c.(1)
      (2) Serviced under a special option contract                                         5504       2,605,507    4.c.(2)
   d. Mortgages serviced under other servicing contracts                                   5505       6,137,060    4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items
   5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile)                                                           2103           4,297    5.a.
   b. Non-U.S. addressees (domicile)                                                       2104               0    5.b.
6. Intangible assets:
   a. Mortgage servicing assets                                                            3164          63,101    6.a.
      (1) Estimated fair value of mortgage servicing assets           RCFD A590   88,591                           6.a.(1)
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                              5506               0    6.b.(1)
      (2) All other identifiable intangible assets                                         5507           3,429    6.b.(2)
   c. Goodwill                                                                             3163         179,342    6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c)
      (must equal Schedule RC, item 10)                                                    2143         245,872    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes            6442              72    6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem the debt                                                            3295               0    7.

__________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                       27


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-18

Schedule RC-M--Continued

                                                     Dollar Amounts in Thousands                   Bil Mil Thou
8.  a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5372           0      8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices                      RCON 5508           0      8.a.(2)(a)
           (b) Farmland in domestic offices                                               RCON 5509           0      8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices                      RCON 5510       9,391      8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices         RCON 5511           0      8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices                      RCON 5512      17,787      8.a.(2)(e)
           (f) In foreign offices                                                         RCFN 5513           0      8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)      RCFD 2150      27,178      8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures                        RCFD 5374         944      8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies                                                                      RCFD 5375           0      8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)      RCFD 2130         944      8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                 RCFD 3778           0      9.
10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party products):
    a. Money market funds                                                                 RCON 6441   1,466,502      10.a.
    b. Equity securities funds                                                            RCON 8427      78,305      10.b.
    c. Debt securities funds                                                              RCON 8428      15,901      10.c.
    d. Other mutual funds                                                                 RCON 8429      42,115      10.d.
    e. Annuities                                                                          RCON 8430      47,366      10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above)                                                                RCON 8784      26,088      10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC                  RCFD A525       4,213      11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
    accepted accounting principles (1)                                                    RCFD A526           0      12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
    $10 million and exceeds ten percent of total assets)                                  RCFD A591           0      13.

                                                     Dollar Amounts in Thousands
Memorandum                                                                                RCFD Bil Mil Thou
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)                                         3836           0          M.1.

-------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.



                                       28


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-19

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                    C470
                                                  (Column A)                     (Column B)                (Column C)
                                                   Past due                      Past due 90               Nonaccrual
                                                 30 through 89                   days or more
                                                 days and still                   and still
                                                    accruing                      accruing
         Dollar Amounts in Thousands             RCFD  Bil Mil Thou           RCFD   Bil Mil Thou       RCFD  Bil Mil Thou
1.  Loans secured by real estate:
    a. To U.S. addressees (domicile)             1245       140,803           1246         16,500       1247        53,508      1.a.
    b. To non-U.S. addressees (domicile)         1248             0           1249              0       1250             0      1.b.
2.  Loans to depository institutions and
    acceptances of other banks:
    a. To U.S. banks and other U.S. depository
       institutions                              5377             0           5378              0       5379             0      2.a.
    b. To foreign banks                          5380             0           5381              0       5382             0      2.b.
3.  Loans to finance agricultural production
    and other loans to farmers                   1594            35           1597              6       1583             0      3.
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)             1251         2,358           1252          2,509       1253         3,817      4.a.
    b. To non-U.S. addressees (domicile)         1254             0           1255              0       1256             0      4.b.
5.  Loans to individuals for household, family,
    and other personal expenditures:
    a. Credit cards and related plans            5383        33,048           5384         24,221       5385             0      5.a.
    b. Other (includes single payment,
       installment, and all student loans)       5386        77,562           5387         29,987       5388         2,238      5.b.
6.  Loans to foreign governments and official
    institutions                                 5389             0           5390              0       5391             0      6.
7.  All other loans                              5459         3,134           5460             95       5461         1,626      7.
8.  Lease financing receivables:
    a. Of U.S. addressees (domicile)             1257             0           1258              0       1259             0      8.a.
    b. Of non-U.S. addressees (domicile)         1271             0           1272              0       1791             0      8.b.
9.  Debt securities and other assets (exclude
    other real estate owned and other
    repossessed assets)                          3505             0           3506              0       3507             0      9.

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                RCFD  Bil Mil Thou     RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.
    Government.                                 5612        42,137     5613         25,831     5614            96      10.
    a. Guaranteed portion of loans and leases
       included in item 10 above.               5615        42,137     5616         25,831     5617            96      10.a.

                                       29


Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-20

Schedule RC-N--Continued

                                                                                                        C473
                                                  (Column A)                  (Column B)           (Column C)
                                                   Past due                  Past due 90           Nonaccrual
                                                 30 through 89               days or more
                                                 days and still               and still
                                                   accruing                   accruing
Memoranda
              Dollar Amounts in Thousands       RCFD  Bil Mil Thou       RCFD   Bil Mil Thou     RCFD  Bil Mil Thou
1. Restructured loans and leases included
   in Schedule RC-N, items 1 through 8,
   above (and not reported in Schedule RC-C,
   part I, Memorandum item 2)                   1658             0       1659             0      1661         1,290      M.1.
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4
   and 7, above                                 6558             0       6559             0      6560             0      M.2.


                                                RCON  Bil Mil Thou       RCON   Bil Mil Thou     RCON  Bil Mil Thou
3. Loans secured by real estate in domestic
   offices (included in Schedule RC-N,
   item 1, above):
   a. Construction and land development         2759        8,105       2769            199      3492        13,944      M.3.a.
   b. Secured by farmland                       3493            0       3494             74      3495            30      M.3.b.
   c. Secured by 1-4 family residential
      properties:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit        5398        34,413       5399         5,665      5400           937      M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties                5401        82,271       5402         9,050      5403        28,648      M.3.c.(2)
   d. Secured by multifamily (5 or more)
      residential properties                    3499            49       3500            46      3501         1,144      M.3.d.
   e. Secured by nonfarm nonresidential
      properties                                3502        15,965       3503         1,466      3504         8,805      M.3.e.



                                                  (Column A)                    (Column B)
                                                  Past due 30                   Past due 90
                                                 through 89 days                days or more
                                                RCFD  Bil Mil Thou          RCFD   Bil Mil Thou
4. Interest rate, foreign exchange rate, and
   other commodity and equity contracts:
   a. Book value of amounts carried as assets   3522             0          3528              0            M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost                 3529             0          3530              0            M.4.b.


Person to whom questions about the Reports of Condition and Income should be directed:
                                                                          C477


Natie P. Hennelly                        (804)782-5320
Name and Title (TEXT 8901)               Area code/phone number/extension
                                         (TEXT 8902)

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-21

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments

                                                                                                              C475
                                               Dollar Amounts in Thousands                      RCON  Bil Mil Thou
1.  Unposted debits (see instructions):
    a. Actual amount of all unposted debits                                                     0030            N/A        1.a.
    OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits                                  0031              0        1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits (1)                    0032              0        1.b.(2)
2.  Unposted credits (see instructions):
    a. Actual amount of all unposted credits                                                    3510            N/A        2.a.
    OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits                                 3512              0        2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits (1)                   3514              0        2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department (not
    included in total deposits in domestic offices)                                             3520              0        3.
4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries                                             2211         79,440        4.a.
    b. Time and savings deposits (1) of consolidated subsidiaries                               2351              0        4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries                     5514              0        4.c.
5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II)                 2229              0        5.a.
    b. Time and savings deposits (1) in insured branches (included in Schedule
       RC-E, Part II)                                                                           2383              0        5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-G, item 1.b)                                                                 5515              0        5.c.
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
       column B)                                                                                2314             66        6.a.
    b. Amount reflected in time and savings deposits (1) (included in Schedule
       RC-E, Part I, item 4 or 5, column A or C, but not column B)                              2315              0        6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1),(2)
    a. Unamortized premiums                                                                     5516              0        7.a.
    b. Unamortized discounts                                                                    5517              0        7.b.
8.  To be completed by banks with "Oakar deposits."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter                                                                   A531        314,743        8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF)              A532        314,743        8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
       and possessions)                                                                         A533              0        8.b.

__________
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-22

Schedule RC-O--Continued

                                                     Dollar Amounts in Thousands                RCON  Bil Mil Thou
9.  Deposits in lifeline accounts                                                               5596                       9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included
    in total deposits in domestic offices)                                                      8432          0            10.
11. Adjustments to demand deposits in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E had
       been reported on a net basis                                                             8785          0            11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S.
       banks (other than insured branches in Puerto Rico and U.S. territories and possessions)
       that were reported on a net basis in Schedule RC-E had been reported on a gross basis    A181          0            11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and
       insured branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E    A182          0            11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles
    (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                          A527          0            12.a.
    b. Amount of assets netted against time and savings deposits                                A528          0            12.b.

Memoranda (to be completed each quarter except as noted)


                                                     Dollar Amounts in Thousands                   RCON  Bil Mil Thou
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.
   (1) and 1.b.(1) must equal schedule RC, item 13.a):
   a. Deposit accounts of $100,000 or less:
      (1) Amount of deposit accounts of $100,000 or less                                           2702    11,128,540    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less
          (to be completed for the June report only)                    Number
                                                            RCON 3779    N/A                                             M.1.a.(2)
   b. Deposit accounts of more than $100,000:
      (1) Amount of deposit accounts of more than $100,000                                         2710     5,350,015    M.1.b.(1)
                                                                         Number
      (2) Number of deposit accounts of more than $100,000  RCON 2722     17,474                                         M.1.b.(2)
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure for determining a better estimate of uninsured
      deposits than the estimate described above                                                         Yes  No
                                                                                                   6861        X         M.2.a.

   b. If the box marked YES has been checked, report the estimate of uninsured                     RCON   Bil Mil Thou
      deposits determined by using your bank's method or procedure                                 5597         N/A      M.2.b.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
   Call Report or Thrift Financial Report?
   If so, report the legal title and FDIC Certificate Number of the parent bank or
   parent savings association:                                                                            FDIC Cert No.
      TEXT A545   N/A                                                                              RCON A545     N/A     M.3.

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-23

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.
To be completed only by banks with total assets of less than $1 billion.                                     C480
Indicate in the appropriate box at the right whether the bank has total capital                              Yes    No
greater than or equal to eight percent of adjusted total assets.                                   RCFD 6056               1.


    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

    NOTE: All banks are required to complete items 2 and 3 below. See optional worksheet for items 3.a through 3.f.



                                          Dollar Amounts in Thousands                RCFD  Bil Mil Thou
2. Portion of qualifying limited-life capital instruments
   (original weighted average maturity of at least five
   years) that is includible in Tier 2 capital:
   a. Subordinated debt(1) and intermediate term preferred stock                     A515      252,000
   252,000       2.a.
   b. Other limited-life capital instruments                                         A516            0       2.b.
3. Amounts used in calculating regulatory capital ratios
   (report amounts determined by the bank for its own
   internal regulatory capital analyses consistent with applicable capital standards):
   a. Tier 1 capital                                                                 8274    1,523,315       3.a.
   b. Tier 2 capital                                                                 8275      504,241       3.b.
   c. Total risk-based capital                                                       3792    2,027,556       3.c.
   d. Excess allowance for loan and lease losses (amount that exceeds
      1.25% of gross risk-weighted assets)                                           A222       28,706       3.d.
   e. Net risk-weighted assets (gross risk-weighted assets less excess
      allowance reported in item 3.d above and all other deductions)                 A223   20,188,364       3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2)                       A224   21,830,969       3.f.


Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                    (Column A)          (Column B)
                                                                                      Assets           Credit Equiv-
                                                                                    Recorded           alent Amount
                                                                                     on the           of Off-Balance
                                                                                  Balance Sheet       Sheet Items(3)
                                                                               RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
4. Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:
   a. Assets recorded on the balance sheet                                     5163       885,200                         4.a.
   b. Credit equivalent amount of off-balance sheet items                                            3796            0    4.b.

__________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430  FFIEC 031
Page RC-24

Schedule RC-R--Continued

                                                                          (Column A)                  (Column B)
                                                                            Assets                   Credit Equiv-
                                                                           Recorded                   alent Amount
                                                                           on the                    of Off-Balance
                                                                        Balance Sheet                Sheet Items (1)
                             Dollar Amounts in Thousands           RCFD        Bil Mil Thou      RCFD        Bil Mil Thou
5. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet                         5165           5,458,948                               5.a.
   b. Credit equivalent amount of off-balance sheet items                                        3801         28,870      5.b.
6. Assets and credit equivalent amounts of off-balance
   sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                         3802           4,243,936                               6.a.
   b. Credit equivalent amount of off-balance sheet items                                        3803        927,717      6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                         3804          13,868,592                               7.a.
   b. Credit equivalent amount of off-balance sheet items                                        3805      2,848,733      7.b.
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the  risk-based capital ratio (2)            3806              (1,151)                              8.
9. Total assets recorded on the balance sheet (sum of items
   4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,
   item 12 plus items 4.b and 4.c)                                 3807          24,455,525                               9.




Memoranda

                                                 Dollar Amounts in Thousands           RCFD        Bil Mil Thou
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards                                         8764        20,438            M.1.


                                                                   With a remaining maturity of
                                             (Column A)                 (Column B)                     (Column C)
                                           One year or less            Over one year                 Over five years
                                                                     through five years
                                        RCFD   Tril Bil Mil Thou  RCFD   Tril  Bil Mil Thou      RCFD   Tril Bil Mil Thou
2. Notional principal amounts of
   off-balance sheet derivative
   contracts (3):
   a. Interest rate contracts           3809        331,851       8766         3,662,142         8767       186,753       M.2.a.
   b. Foreign exchange contracts        3812          6,499       8769                 0         8770             0       M.2.b.
   c. Gold contracts                    8771              0       8772                 0         8773             0       M.2.c.
   d. Other precious metals contracts   8774              0       8775                 0         8776             0       M.2.d.
   e. Other commodity contracts         8777              0       8778                 0         8779             0       M.2.e.
   f. Equity derivative contracts       A000              0       A001                 0         A002             0       M.2.f.

__________
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above.
    For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430


Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income at close of business on December 31, 1997

CRESTAR BANK                                    Richmond,       Virginia
Legal Title of Bank                             City            State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY
HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

No comment [ ] (RCON 6979)                          C471           C472

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


     _____________________________________              _________________
     Signature of Executive Officer of Bank             Date of Signature

Legal Title of Bank:  CRESTAR BANK
Address:              P.O. Box 26665
City, State  Zip:     Richmond, VA 23261-6665
FDIC Certificate No.: 12543

Call Date:   12/31/97 ST-BK:  51-2430



                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

CRESTAR BANK                                                 OMB No. for  OCC: 1557-0081
P.O. BOX 26665                                               OMB No. For FDIC:  3064-0052
RICHMOND, VA 23261                                      OMB No. For Federal Reserve:  7100-0036
0000047920   55124300000 12543                               Expiration Date:  3/31/2000

                                  31                               SPECIAL REPORT
December 31, 1997                                         (Dollar Amounts in Thousands)

                                                          CLOSE OF BUSINESS               FDIC Certificate Number
                                                          DATE
                                                                  12/31/97                       12543                 C-700


LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Laws 90-44 and 102-
242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition.
Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.


a. Number of loans made to executive officers since the
   previous Call Report date                                      RCFD 3561        0       a.
b. Total dollar amount of above loans (in thousands of
   dollars)                                                       RCFD 3562        0       b.
c. Range of interest charged on above loans
   (example:  9 3/4% = 9.75)
                                               RCFD 7701 0.00% to RCFD 7702     0.00%      c.

SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT     DATE (Month, Day, Year)

/s/ Peter C. Toms   Senior Vice President                             1/28/98


NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)  AREA CODE/PHONE NUMBER/EXTENSION
                                                                        (TEXT 8904)
NATIE P. HENNELLY                                                       (804)782-5320


FDIC 8040/53 (6-95)